Exhibit 99.1

News Release

AppFolio, Inc. Announces First Quarter Financial Results

SANTA BARBARA, Calif., May 9, 2016 (GLOBE NEWSWIRE) -- AppFolio, Inc. (NASDAQ: APPF), a leading provider of cloud-based business software solutions, today announced results for the first quarter ended March 31, 2016.

First Quarter 2016 Highlights

•	First quarter revenue was $23.2 million, an increase of 46% period-over-period.

•	First quarter GAAP net loss was $3.6 million, or a net loss of $0.11 per share; Non-GAAP net loss was $3.1 million, or a net loss of $0.09 per share.

•	Increased property manager customers 36% year-over-year to 8,816; increased units under management 27% year-over-year to 2.3 million.

•	Increased law firm customers 61% year-over-year to 6,834.

The Company used approximately $0.7 million in cash for operating activities and reported a $1.0 million loss in Non-GAAP Adjusted EBITDA. At March 31, 2016, the Company had $52.1 million in cash and cash equivalents and investment securities.

“We are pleased with our first quarter performance, posting solid growth in revenue and units under management, as well as good progress with our land and expand strategy, " commented Brian Donahoo, President and CEO of AppFolio.  "During the quarter, we continued to delight our customers through our rapid pace of innovation with the release of AppFolio Premium Leads for our property manager customers, among other significant enhancements to our software platform. The first quarter was a strong start to what we believe will be a successful year for AppFolio.”

Financial Outlook

Based on information available as of May 9, 2016, we are reiterating our outlook for full year 2016 as indicated below.

•	Full year revenue is expected to be in the range of $100.0 million to $104.0 million.

•	Weighted average common shares outstanding are expected to be approximately 33.7 million for the full year.

Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with U.S. Generally Accepted Accounting Principles, or GAAP, we provide investors with certain Non-GAAP financial measures, including Non-GAAP net loss, Non-GAAP net loss per share, and Non-GAAP Adjusted EBITDA which are financial measures that have not been prepared in accordance with GAAP. Non-GAAP net loss and non-GAAP net loss per share are defined as net loss and net loss per share, respectively, attributable to common stockholders before stock-based compensation expense. Non-GAAP Adjusted EBTIDA is defined as net loss before depreciation and amortization, stock-based compensation expense, provision for income taxes, other income (expense), net, and interest income (expense), net.

We use these Non-GAAP financial measures internally in analyzing our financial results and believe they are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance. The principal limitation of these Non-GAAP financial measures is that they exclude expenses that are required by GAAP to be recorded in our financial statements. These financial measures are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. In addition, these financial measures may be different from Non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. A reconciliation of the Non-GAAP financial measures to the most direct comparable GAAP measure has been provided in the financial statement tables included below in this press release.

We urge investors to review these reconciliations and not to rely on any single financial measure to evaluate our business.

Conference Call Information
As previously announced, we will host a conference call today, May 9, 2016, to discuss our first quarter financial results at 2:00 p.m. Pacific Time, 5:00 p.m. Eastern Time. A live webcast of the conference call will be available at http://ir.appfolioinc.com. The conference call can also be accessed by dialing 855-539-0896 (Domestic), or 412-455-6028 (International). The conference ID is 93220882. A replay will be available at 855-859-2056 (Domestic) and 404-537-3406 (International) until the end of day May 13, 2016. An archived webcast of this conference call will be available for 12 months on our website listed above.

About AppFolio, Inc.
AppFolio provides comprehensive, easy-to-use, cloud-based business software solutions for small and medium-sized businesses in various vertical markets. Our products include cloud-based property management software (AppFolio Property Manager) and cloud-based legal practice management software (MyCase). The Company was founded in 2006 and is headquartered in Santa Barbara, CA. Learn more at www.appfolioinc.com.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this press release, and can be identified by words such as “anticipates,” “believes,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “could,” “will,” “would,” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this press release relate to our future or assumed revenues and weighted-average outstanding shares, as well as our future growth and success.

Forward-looking statements represent our management’s current beliefs and assumptions based on information currently available. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause our actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015, which we filed with the Securities and Exchange Commission (the "SEC") on February 29, 2016, as well as in our other filings with the SEC. You should read this press release with the understanding that our actual future results may be materially different from the results expressed or implied by these forward looking statements.

Except as required by applicable law or the rules of the NASDAQ Stock Market, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

Investor Relations Contact:
Erica Abrams, ir@appfolio.com, 805-364-6093

CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except par values)

	March 31, 2016	December 31, 2015
Assets
Current assets
Cash and cash equivalents	$11,268	$12,063
Investment securities—current	9,947	10,235
Accounts receivable, net	2,642	2,048
Prepaid expenses and other current assets	4,440	3,160
Total current assets	28,297	27,506
Investment securities—noncurrent	30,910	34,417
Property and equipment, net	6,964	6,107
Capitalized software, net	11,239	10,022
Goodwill	6,737	6,737
Intangible assets, net	4,160	4,516
Other assets	1,273	1,176
Total assets	$89,580	$90,481
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$1,470	$2,369
Accrued employee expenses	5,518	5,159
Accrued expenses	4,053	3,340
Deferred revenue	5,658	4,953
Other current liabilities	1,135	1,084
Total current liabilities	17,834	16,905
Other liabilities	1,746	879
Total liabilities	19,580	17,784
Stockholders’ equity:
Preferred stock, $0.0001 par value, 25,000 authorized and no shares issued and outstanding as of March 31, 2016 and December 31, 2015	—	—
Class A common stock, $0.0001 par value, 250,000 shares authorized as of March 31, 2016 and December 31, 2015; 10,707 and 9,005 shares issued and outstanding as of March 31, 2016 and December 31, 2015, respectively;	1	1
Class B common stock, $0.0001 par value, 50,000 shares authorized as of March 31, 2016 and December 31, 2015; 22,887 and 24,541 shares issued and outstanding as of March 31, 2016 and December 31, 2015, respectively;	3	3
Additional paid-in capital	142,134	141,528
Accumulated other comprehensive gain (loss)	147	(153)
Accumulated deficit	(72,285)	(68,682)
Total stockholders’ equity	70,000	72,697
Total liabilities and stockholders’ equity	$89,580	$90,481

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2016	2015
Revenue	$23,211	$15,848
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	10,530	7,065
Sales and marketing	7,551	5,709
Research and product development	3,043	2,009
General and administrative	3,549	3,392
Depreciation and amortization	2,117	1,183
Total costs and operating expenses	26,790	19,358
Loss from operations	(3,579)	(3,510)
Other expense, net	(24)	(2)
Interest income (expense), net	24	(32)
Loss before provision for income taxes	(3,579)	(3,544)
Provision for income taxes	24	74
Net loss	$(3,603)	$(3,618)
Net loss per share, basic and diluted	(0.11)	(0.41)
Weighted average common shares outstanding, basic and diluted	33,463	8,913

Supplemental Revenue Information

The following table presents our revenue categories for the quarter ended March 31, 2016 and 2015 (in thousands):

	Three Months Ended March 31,
	2016	2015
Core solutions	$9,763	$7,134
Value+ services	12,255	7,703
Other	1,193	1,011
Total revenues	$23,211	$15,848

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (in thousands)

	Three Months Ended March 31,
	2016	2015
Cash from operating activities
Net loss	$(3,603)	$(3,618)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,117	1,183
Purchased investment premium, net of amortization	145	—
Amortization of deferred financing costs	16	5
Loss on disposal of property and equipment	29	7
Stock-based compensation	463	133
Lease abandonment	91	—
Changes in operating assets and liabilities:
Accounts receivable	(594)	(665)
Prepaid expenses and other current assets	(1,281)	(526)
Other assets	(110)	(44)
Accounts payable	(653)	209
Accrued employee expenses	94	901
Accrued expenses	987	800
Deferred revenue	705	455
Other liabilities	858	(51)
Net cash used in operating activities	(736)	(1,211)
Cash from investing activities
Purchases of property and equipment	(1,891)	(721)
Additions to capitalized software	(2,179)	(1,231)
Purchases of investment securities	(9,385)	—
Sales and calls of investment securities	11,005	—
Maturities of investment securities	2,330	—
Purchases of intangible assets	—	(5)
Net cash used in investing activities	(120)	(1,957)
Cash from financing activities
Proceeds from stock option exercises	80	68
Proceeds from issuance of restricted stock	—	141
Principal payments under capital lease obligations	(7)	(6)
Proceeds from issuance of debt	29	10,000
Principal payments on debt	(41)	—

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (in thousands)

	Three Months Ended March 31,
	2016	2015
Payment of debt issuance costs	—	(413)
Net cash provided by financing activities	61	9,790
Net cash (decrease) increase in cash and cash equivalents	(795)	6,622
Cash and cash equivalents
Beginning of period	12,063	5,412
End of period	11,268	12,034

Stock-Based Compensation Expense
(in thousands)

	Three Months Ended March 31,
	2016	2015
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	$45	$24
Sales and marketing	42	23
Research and product development	51	5
General and administrative	325	81
Total stock-based compensation expense	$463	$133

Reconciliation of GAAP Measures to Non-GAAP Measures
(in thousands, except per share data)

	Three Months Ended March 31,
	2016	2015
Net loss	$(3,603)	$(3,618)
Stock-based compensation expense	463	133
Non-GAAP net loss	$(3,140)	$(3,485)
Non-GAAP net loss per share, basic and diluted	$(0.09)	$(0.39)
Weighted average common shares outstanding, basic and diluted	33,463	8,913

	Three Months Ended March 31,
	2016	2015
Net loss	$(3,603)	$(3,618)
Depreciation and amortization	2,117	1,183
Stock-based compensation expense	463	133
Provision for income taxes	24	74
Other expense, net	24	2
Interest (income) expense, net	(24)	32
Non-GAAP Adjusted EBITDA	$(999)	$(2,194)

The following table presents our customers and units under management at the end of each quarter for the last six quarters:

	2016	2015				2014
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
Property manager customers	8,816	8,218	7,561	7,016	6,491	5,885
Property manager units under management (in millions)	2.30	2.15	2.01	1.92	1.81	1.68

Legal customers	6,834	6,145	5,566	4,891	4,253	3,658